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                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1




Section 7.3 Indenture                             Distribution Date:  7/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,353,187.50
            Class B Note Interest Requirement                       140,765.63
            Class C Note Interest Requirement                       263,109.38
                      Total                                       1,757,062.50

       Amount of the distribution allocable to the interest on the Notes per
           $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                           1.07396
           Class B Note Interest Requirement                           1.34063
           Class C Note Interest Requirement                           1.94896

(iii)  Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                        1,260,000,000
           Class B Note Principal Balance                          105,000,000
           Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                          By:
                                            --------------------
                                          Name:   Patricia M. Garvey
                                          Title:  Vice President